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                                                                   EXHIBIT 10.15


                             SYNAPTICS INCORPORATED

                             1996 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT


Russ Knittel
1420 Kring Way
Los Altos, CA 94024

        You have been granted an option to purchase Common Stock ("Common Stock") of Synaptics Incorporated (the "Company") as follows:


        Board Approval Date:                  ((Board Approval Date))

        Date of Grant (Later of Board         ((Grant Date))
            Approval Date or
            Commencement of
            Employment/Consulting):

        Vesting Commencement Date:            ((Vesting Commence Date))

        Exercise Price Per Share:             $((Exercise Price))

        Total Number of Shares Granted:       ((No of Shares))

        Total Exercise Price:                 $((Total Exercise Price))

        Type of Option:                       ((ISO)) Incentive Stock Option

                                              ((NSO)) Nonstatutory Stock Option

        Term/Expiration Date:                 ((ExpirDate))

        Vesting Schedule:                     This Option may be exercised, in
                                              whole or in part, in accordance
                                              with Sock Option Agreement, the
                                              following schedule, and the
                                              Acceleration of Vesting Schedule
                                              below: 25% of the Total Number
                                              of Shares Granted shall vest
                                              twelve months from the Vesting
                                              Commencement Date and 1/48th of
                                              the Total Number of Shares
                                              Granted shall vest each month
                                              thereafter.

        Acceleration of Vesting Schedule:     In the event Optionee's
                                              employment or consulting
                                              relationship with the Company is
                                              terminated without Cause (as
                                              defined below) within twelve
                                              (12) months following a Change
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                                                of Control (as defined below),
                                                or Optionee terminates his
                                                employment or consulting
                                                relationship with the Company as
                                                a result of a Constructive
                                                Termination (as defined below)
                                                within twelve (12) months
                                                following a Change of Control,
                                                100% of the Shares subject to
                                                the Option which have not
                                                already vested as of such date
                                                of termination shall vest and
                                                become exercisable.
                                                Notwithstanding the foregoing,
                                                in no event shall Optionee be
                                                entitled to exercise a number of
                                                shares under this Option in
                                                excess of the Total Number of
                                                Shares Granted set forth above.


        Definitions:

               For purposes of this Agreement, "Change of Control" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

               For purposes of this Agreement, "Cause" for Optionee's termination of employment or consulting relationship will exist at any time after the happening of one or more of the following events: (i) Optionee's willful misconduct or gross negligence in performance of his duties hereunder, including Optionee's refusal to comply in any material respect with the legal directives of the Company's Board of Directors so long as such directives are not inconsistent with the Optionee's position and duties, and such refusal to comply is not remedied within ten (10) working days after written notice from the Board of Directors, which written notice shall state that failure to remedy such conduct may result in termination for Cause; (ii) Dishonest or fraudulent conduct, a deliberate attempt to do an injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company, including conviction of a felony; or (iii) Optionee's incurable material breach of any element of the Company's Confidential Information and Invention Assignment Agreement, including without limitation, Optionee's theft or other misappropriation of the Company's proprietary information.

               For purposes of this Agreement, "Constructive Termination" shall be deemed to occur if (i) there is a material adverse change in Optionee's position causing such position to be of materially reduced stature or responsibility, (ii) a reduction of Optionee's base compensation unless in connection with similar decreases of other similarly situated employees of the Company, or (iii) Optionee's refusal to relocate to a facility or location more than fifty (50) miles from the Company's current location; and

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        within the ninety (90) day period immediately following such material change or reduction Optionee elects to terminate his employment or consulting relationship voluntarily.

        Termination Period:     This Option may be exercised for 90 days after
                                termination of employment or consulting
                                relationship except as set out in Sections 6 and 7 of the Stock Option Agreement (but in no event later than the Expiration Date).

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1996 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.



RUSS KNITTEL:                                SYNAPTICS INCORPORATED:



_____________________________________        By: ______________________________
Signature


_____________________________________        __________________________________
Print Name                                        Print Name and Title


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                             SYNAPTICS INCORPORATED

                             1996 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


        1. GRANT OF OPTION. Synaptics Incorporated, a California corporation (the "Company"), hereby grants to Russ Knittel ("Optionee") an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Synaptics Incorporated 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

        If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

        2. EXERCISE OF OPTION. This Option shall be exercisable during its Term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:

               (a) RIGHT TO EXERCISE.

                           (i) This Option may be exercised in whole or in part
at any time after the Date of Grant as to Shares which have not yet vested under the vesting schedule indicated on the Notice of Stock Option Grant and in accordance with the following schedule: Up to "No of Shares" Shares may be exercised as of the Date of Grant, and commencing on "Vesting Commence Date", 1/48 of the total number of Shares granted may be exercised on such date and on each monthly anniversary thereafter (which numbers shall include, in each case above, all Shares which have vested as of such dates); provided, however, that Optionee shall execute as a condition to the exercise of this Option for any unvested Shares, the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Early Exercise Agreement") for any Shares that have not vested under the vesting schedule indicated on the Notice of Stock Option Grant. If Optionee chooses to exercise this Option solely as to Shares which have vested under the vesting schedule indicated on the Notice of Stock Option Grant, Optionee shall complete and execute the form of Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit B (the "Exercise Agreement"). Notwithstanding the foregoing, the Company may in its discretion prescribe or accept a different form of notice of exercise and/or stock purchase agreement if such forms are otherwise consistent with this Agreement, the Plan and then-applicable law.

                           (ii) This Option may not be exercised for a fraction
of a share.

                           (iii) In the event of Optionee's death, disability or
other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(iv) below.
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                           (iv) In no event may this Option be exercised after
the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

                  (b) METHOD OF EXERCISE. This Option shall be exercisable by execution and delivery of the Early Exercise Agreement or the Exercise Agreement, whichever is applicable, or of any other written notice approved for such purpose by the Company which shall state optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

        No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

        3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

                  (a) cash;

                  (b) check;

                  (c) surrender of other shares of Common Stock of the Company which (i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than 6 months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

                  (d) if there is a public market for the Shares and they are registered under the Exchange Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price; or

                  (e) a promissory note in the form attached to this Agreement as Exhibit C, or in any other form approved by the Company.

        4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may

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require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        5. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

        6. DISABILITY OF OPTIONEE.

                  (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), exercise this Option to the extent he or she was entitled to exercise it at such Termination Date. To the extent that Optionee was not entitled to exercise the Option on the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(a), the Option shall terminate.

                  (b) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of a disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in
Section 9 below), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this
Section 6(b), the Option shall terminate.

        7. DEATH OF OPTIONEE. In the event of the death of Optionee (a) during the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee's Termination Date, the Option may be exercised at any time within six months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 9 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

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        8. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

        9. TERM OF OPTION. This Option may be exercised only within the Term set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.

        10. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of certain of the federal and California tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) INCENTIVE STOCK OPTION.

                           (i) TAX TREATMENT UPON EXERCISE AND SALE OF SHARES.
If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise. If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

                           (ii) NOTICE OF DISQUALIFYING DISPOSITIONS. With
respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of
(i) the date two years after the Option grant date, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

                  (b) NONSTATUTORY STOCK OPTION. If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If Shares issued upon exercise of a Nonstatutory Stock Option are held for

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at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

        11. WITHHOLDING TAX OBLIGATIONS. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Exchange Act. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding Obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (a) by cash payment, (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the minimum statutory amount required to be withheld, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        If Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

        All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

                  (c) all elections shall be subject to the consent or disapproval of the Administrator.

        12. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180

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days) from the effective date of such registration as may be requested by the
Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

                            [Signature Page Follows]


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        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

                                    SYNAPTICS INCORPORATED


                                    By: _______________________________________


                                    Name: _____________________________________
                                          (print)

                                    Title: ____________________________________


        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.


Dated: ___________________________                _____________________________
                                                  Russ Knittel



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